UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 26, 2018

FS Investment Corporation IV

(Exact name of Registrant as specified in its charter)

Maryland	814-01151	47-3258730
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 Rouse Boulevard Philadelphia, Pennsylvania		19112
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (215) 495-1150

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 8.01.	Other Events.

On September 26, 2018, the board of directors (the “Board”) of FS Investment Corporation IV (the “Company”) increased the size of the Board from 8 directors to 11 directors, effective automatically upon the election of the directors at the 2018 Annual Meeting of Stockholders (the “Annual Meeting”). The Board expects to nominate each of the following directors for election at the Annual Meeting: (i) Barbara Adams, (ii) Frederick Arnold, (iii) Todd Builione, (iv) Brian R. Ford, (v) Michael C. Forman, (vi) Richard Goldstein, (vii) Michael J. Hagan, (viii) Jeffrey K. Harrow, (ix) Jerel A. Hopkins, (x) James H. Kropp and (xi) Joseph P. Ujobai (the “Director Nominees”). Each of the Director Nominees is currently a director of one or more funds advised by FS/KKR Advisor, LLC (the “Advisor”) or an affiliate of FS Investments.

Additional Information and Where to Find It

This communication relates to the proposed election of directors (the “Proposal”) at the Annual Meeting. In connection with the Proposal, the Company intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a proxy statement on Schedule 14A (“Proxy Statement”). STOCKHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING ANY PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSAL AND OTHER MATTERS RELATED TO THE ANNUAL MEETING. Investors and security holders will be able to obtain the documents filed with the SEC free of charge at the SEC’s web site, http://www.sec.gov and from the Company’s website at https://www.fsinvestments.com/investments/funds/fsic-iv.

Participants in the Solicitations

The Company and its directors, executive officers and certain other members of management and employees, including employees of the Advisor, FS Investments, KKR Credit Advisors (US) LLC and their respective affiliates, may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the Proposal. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the Company’s stockholders in connection with the Proposal will be contained in the Proxy Statement when such document becomes available. The Proxy Statement may be obtained free of charge from the sources indicated above.

Cautionary Statement Concerning Forward-Looking Statements

This Current Report on Form 8-K may contain certain forward-looking statements, including statements with regard to future events or the future performance or operations of the Company. Words such as “believes,” “expects,” “projects” and “future” or similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors could cause actual results to differ materially from those projected in these forward-looking statements, and some of these factors are enumerated in the filings the Company makes with the SEC. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FS Investment Corporation IV

Date: September 27, 2018	By:	/s/ Stephen S. Sypherd
Stephen S. Sypherd
General Counsel